UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2011

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
 (Address of principal executive offices, including Zip Code)

(646) 485-5410
 (Registrant’s telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas P. Johnson

     The registrant announced today that it has entered into an Employment Agreement, effective December 1, 2010, with Thomas P. Johnson, the registrant’s Chief Executive Officer.  A summary of the material terms of the Employment Agreement are as follows:

We entered into an employment agreement with Thomas P. Johnson, our Chief Executive Officer, effective December 1, 2010 (“Effective Date”) that is in effect for three (3) years from the Effective Date.  During the employment period, Mr. Johnson receives an annual base salary of $950,000, an annual incentive bonus, and medical and other benefits, including an automobile allowance in the amount of $8,500 per year.   Mr. Johnson has an opportunity to earn an annual bonus of up to 300% of Mr. Johnson’s then applicable base salary, dependent upon the registrant’s and his individual performance.  Mr. Johnson’s annual bonus is capped at three times his base salary in respect of any fiscal year. The annual bonus is payable pursuant to the terms of the registrant’s Annual Incentive Bonus Plan.

Mr. Johnson will also receive a one-time sign-on grant from the registrant of such number of shares of the registrant’s restricted stock equating to, on the grant date, $1,000,000.  This restricted stock vests 50% per year from the grant date.  In addition, Mr. Johnson will also receive a grant from the registrant of such number of shares of the registrant’s restricted stock equating to, on the grant date, $1,500,000.  This restricted stock vests fully two years from the grant date.  At the time of the Company’s next annual equity grant period, Mr. Johnson will receive an award of Company restricted stock, in the form of performance shares, which will have a grant date value of $1,500,000.  This award will vest three years from the date of that grant.

Mr. Johnson is entitled to participate in any benefit plan we maintain for our senior executive officers, including any life, medical, accident, or disability insurance plan, and any pension, profit sharing, retirement, deferred compensation or savings plan for our senior executive officers. We also will reimburse the reasonable expenses incurred by Mr. Johnson in the performance of his duties and indemnify Mr. Johnson against any loss or liability suffered in connection with such performance.

We are entitled to terminate the Employment Agreement with or without “Cause” (as defined in the Employment Agreement). Mr. Johnson  is entitled to terminate his Employment Agreement for “Good Reason” (as defined in the Employment Agreement) which includes a reduction in base salary,  a material alteration in duties and responsibilities, any material amendments to our long term incentive plan which adversely affects Mr. Johnson, or for certain other specified reasons, including relocating the Registrant’s corporate offices greater than a 50 mile radius from their current location. In the event of a “change of control” (as defined in the Employment Agreement) of the Registrant and the Employment Agreement  being terminated  within two (2) years of  such change of control, without Cause by us or with Good Reason by Mr. Johnson, then  Mr. Johnson will be entitled to a severance payment equal to three times the sum of (i) his annual base salary payable and (ii) the target bonus amount which would have been owed to Mr. Johnson  for the applicable fiscal year in which the termination of the agreement occurred.  In addition, at the time of a Change of Contol all unvested restricted stock and unvested performance shares outstanding shall fully vest.

Other than after a Change of Control, if we terminate Mr. Johnson’s employment without Cause or if Mr. Johnson resigns his position for “Good Reason”, he will be entitled to receive the greater of his base salary for the remainder of the term of the employment agreement or one and one quarter times his then applicable base salary.   Mr. Johnson will also be entitled to receive a pro rata portion of the annual bonus that would have been payable for the fiscal year in which such termination occurs.  In addition, all unvested options, unvested restricted stock, and unvested performance shares shall continue to vest for a period of one year from the termination of the Employment Agreement.  Lastly, in the event the Employment Agreement ends on its term with no further action by either party,  Mr. Johnson will receive severance equal to one and one quarter times his then applicable base salary and he will be subject to the “Restricted Period” referenced below.

If Mr. Johnson’s employment with the registrant terminates prior to the end of the contract term for any reason other than due to his death or disability, then  he will be restricted from engaging in competitive activities during the “Restricted Period” (as defined in the Employment Agreement) and he will also be restricted from soliciting Company employees during the Restricted Period.

There are also additional customary provisions contained in the Employment Agreement.  For greater detail, please see the full text of the Employment Agreement which is filed herewith.

Michael J. Cunningham

     The registrant announced today that it has entered into an Employment Agreement, effective December 1, 2010, with Michael J. Cunningham, the registrant’s President.  A summary of the material terms of the employment agreement are as follows:

We entered into an employment agreement with Michael J. Cunningham, our President, effective December 1, 2010 (“Effective Date”) that is in effect for three (3) years from the Effective Date.  During the employment period, Mr. Cunningham receives an annual base salary of $625,000, an annual incentive bonus, and medical and other benefits, including an automobile allowance in the amount of $8,500 per year.   Mr. Cunningham has an opportunity to earn an annual bonus of up to 200% of Mr. Cunningham’s then applicable base salary, dependent upon the registrant’s and his individual performance.  Mr. Cunningham’s annual bonus is capped at two times his base salary in respect of any fiscal year. The annual bonus is payable pursuant to the terms of the registrant’s Annual Incentive Bonus Plan.

Mr. Cunningham will also receive a one-time sign-on grant from the registrant of such number of shares of the registrant’s restricted stock equating to, on the grant date, $500,000.  This restricted stock vests 50% per year from the grant date.  In addition, Mr. Cunningham will receive a grant from the registrant of such number of shares of the registrant’s restricted stock equating to, on the grant date, $500,000.  This restricted stock vests fully two years from the grant date.  At the time of the Company’s next annual equity grant period, Mr. Cunningham will receive an award of Company restricted stock, in the form of performance shares, which will have a grant date value of $500,000.  This award will vest three years from the date of that grant.

Mr. Cunningham is entitled to participate in any benefit plan we maintain for our senior executive officers, including any life, medical, accident, or disability insurance plan, and any pension, profit sharing, retirement, deferred compensation or savings plan for our senior executive officers. We also will reimburse the reasonable expenses incurred by Mr. Cunningham in the performance of his duties and indemnify Mr. Cunningham against any loss or liability suffered in connection with such performance.

We are entitled to terminate the Employment Agreement with or without “Cause” (as defined in the Employment Agreement). Mr. Cunningham  is entitled to terminate his Employment Agreement for “Good Reason” (as defined in the Employment Agreement) which includes a reduction in base salary,  a material alteration in duties and responsibilities, any material amendments to our long term incentive plan which adversely affects Mr. Cunningham, or for certain other specified reasons, including relocating the Registrant’s corporate offices greater than a 50 mile radius from their current location. In the event of a “change of control” (as defined in the Employment Agreement) of the Registrant and the Employment Agreement  being terminated  within two (2) years of  such change of control, without Cause by us or with Good Reason by Mr. Cunningham, then  Mr. Cunningham will be entitled to a severance payment equal to two times the sum of (i) his annual base salary payable and (ii) the target bonus amount which would have been owed to Mr. Cunningham  for the applicable fiscal year in which the termination of the agreement occurred.  In addition, at the time of a Change of Contol all unvested restricted stock and unvested performance shares outstanding shall fully vest.

Other than after a change of control, if we terminate Mr. Cunningham’s employment without Cause or if Mr. Cunningham resigns his position for “Good Reason”, he will be entitled to receive the greater of his base salary for the remainder of the term of the employment agreement or one and one quarter times his then applicable base salary.   Mr. Cunningham will also be entitled to receive a pro rata portion of the annual bonus that would have been payable for the fiscal year in which such termination occurs.  In addition, all unvested options, unvested restricted stock, and unvested performance shares shall continue to vest for a period of one year from the termination of the Employment Agreement.  Lastly, in the event the Employment Agreement ends on its term with no further action by either party,  Mr. Cunningham will receive severance equal to one and one quarter times his then applicable base salary and he will be subject to the “Restricted Period” referenced below.

If Mr. Cunningham’s employment with our Company terminates prior to the end of the contract term for any reason other than due to his death or disability, then  he will be restricted from engaging in competitive activities during the “Restricted Period” (as defined in the Employment Agreement) and he will also be restricted from soliciting Company employees during the Restricted Period.

There are also additional customary provisions contained in the Employment Agreement.  For greater detail, please see the full text of the Employment Agreement which is filed herewith.

Julian R. Geiger

     The registrant also announced today that it has entered into a Services Agreement, effective December 1, 2010, with Julian R. Geiger, the registrant’s Chairman of the Board and an advisor to the registrant.  A summary of the material terms of the Services Agreement are as follows:

We entered into a services agreement with Julian R. Geiger, our Chairman of the Board and an advisor to the registrant, effective December 1, 2010 (“Effective Date”) that is in effect through January 31, 2012.  During the contract period, Mr. Geiger receives an annual advisory fee of $750,000.  Mr. Geiger also earns a bonus for December 2010 and January 2011 of $125,000.  For the period beginning February 1, 2011 and continuing through January 31, 2012, the bonus will  $750,000.

Pursuant to the Services Agreement,  Mr. Geiger will also receive a grant from the registrant of such number of shares of the registrant’s restricted stock equating to, on the grant date, $1,500,000.  This restricted stock vests at the earliest of (i) one year from the grant date, (ii) termination of the Services Agreement or (iii) the occurrence of a “Change in Control” (as defined in the Services Agreement) of the registrant.

We are entitled to terminate the Services Agreement with or without “Cause” (as defined in the Services Agreement). Mr. Geiger  is entitled to terminate this Services Agreement for “Good Reason” (as defined in the Services Agreement) which includes a material reduction in his duties and responsibilities, Mr. Geiger’s removal from or failure to be re-elected to, the registrant’s Board of Directors, or the occurrence of a Change of Control.  In the event of a termination of the Services Agreement by us without Cause or by Mr. Geiger for Good Reason, Mr. Geiger shall receive the balance of the advisory fee owing through the term of the agreement and the bonus.

During the “Restricted Period” (as defined in the Services Agreement), Mr. Geiger is restricted from engaging in competitive activities (as further defined in the Services Agreement) and  he will also be restricted from soliciting Company employees during the Restricted Period.

There are also additional customary provisions contained in the Employment Agreement.  For greater detail, please see the full text of the Employment Agreement which is filed herewith.

ITEM 9.01	Financial Statements and Exhibits.
C)	Exhibits

1. 10.13 Employment agreement effective December 1, 2010 with Thomas P. Johnson
2. 10.14 Employment agreement effective December 1, 2010 with Michael J. Cunningham
3. 10.15 Services agreement effective December 1, 2010 with Julian R. Geiger

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aéropostale, Inc.

/s/  Marc D. Miller
Marc D. Miller
Senior Vice President - Chief Financial Officer

Dated: March 11, 2010